Exhibit 10.39

April 29, 2004

TeleTech Holdings, Inc.
9197 Peoria Street
Englewood, CO 80112

     Re:     Waiver under Credit Agreement

Ladies/Gentlemen:

     Please refer to the Credit Agreement dated as of October 29, 2002 (as amended, the “Credit Agreement”) among TeleTech Holdings, Inc. (the “Borrower”), various financial institutions and Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

     At the request of the Borrower, the Required Lenders hereby waive any Event of Default arising from the failure of the Borrower to comply with Section 7.10(b) of the Credit Agreement (Minimum Fixed Charge Coverage Ratio) for the Computation Period ended March 31, 2004 so long as the Fixed Charge Coverage Ratio is not less than 2.00 to 1.0 for such Computation Period.

     This waiver letter is limited to the matters specifically set forth herein and shall not be deemed to constitute a waiver, consent or amendment with respect to any other matter whatsoever. Except as specifically set forth herein, the Credit Agreement shall remain in full force and effect and is hereby ratified in all respects.

     This letter agreement shall be a contract made under and governed by the laws of the State of New York applicable to contracts made and to be performed entirely within such state.

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     This waiver letter may be executed in counterparts (including by facsimile) and by the parties hereto on separate counterparts. This waiver letter shall become effective when the Administrative Agent has received counterparts hereof executed by the Required Lenders and acknowledged by the Borrower and each Guarantor.

BANK OF AMERICA, N.A., as Administrative Agent

By

Name

Title

BANK OF AMERICA, N.A., as a Lender

By

Name

Title

CIBC INC.

By

Name

Title

THE NORTHERN TRUST COMPANY

By

Name

Title

WACHOVIA BANK, NATIONAL ASSOCIATION

By

Name

Title

KEY CORPORATE CAPITAL, INC.

By

Name

Title

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ACKNOWLEDGED AND AGREED:

TELETECH CORPORATION

By: /s/ Karen Breen
Name Printed: Karen Breen
Title: Treasurer

TELETECH SERVICES CORPORATION
TELETECH CUSTOMER CARE MANAGEMENT (WEST VIRGINIA), INC.
TELETECH CUSTOMER CARE MANAGEMENT (COLORADO), INC.
TELETECH FACILITIES MANAGEMENT (PARCEL CUSTOMER SUPPORT), INC.
TELETECH FACILITIES MANAGEMENT (POSTAL CUSTOMER SUPPORT), INC.
TELETECH CUSTOMER CARE MANAGEMENT (TELECOMMUNICATIONS), INC.
TELETECH CUSTOMER CARE MANAGEMENT, INC.
TELETECH FINANCIAL SERVICES MANAGEMENT, LLC
TELETECH CUSTOMER CARE MANAGEMENT (CALIFORNIA), INC.
TELETECH CUSTOMER CARE MANAGEMENT (PENNSYLVANIA), LLC
CARABUNGA.COM, INC.

By: /s/ Karen Breen
Name Printed: Karen Breen
Title: Treasurer

NEWGEN RESULTS CORPORATION

By: /s/ Karen Breen
Name Printed: Karen Breen
Title: Treasurer

TELETECH CUSTOMER SERVICES, INC.
TTEC NEVADA, INC.

By: /s/ Christy T. O’Connor
Name Printed: Christy T. O’Connor
Title: President

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